Exhibit 10.1

AGREEMENT OF PURCHASE AND SALE

This Agreement of Purchase and Sale (the “Agreement”) is made in two original copies.

BETWEEN:

Elephant Talk Europe Holding B.V. (“ET Europe”), Schiphol Boulevard 249, 1118 BH Luchthaven Schiphol, the Netherlands, the purchaser, legally represented by Mr. Mark Nije

And

Beltrust AG (“BELTRUST”), registered under CH-270.3.013.076-3 in Basel, Switzerland, the seller, legally represented by Mrs. Domenika Huesser

And

Elephant Talk Communications, Inc., a California corporation (“ETCI”), legally represented by Mr. Steven van der Velden

WHEREAS, Elephant Talk Communication Holding AG is a wholly-owned subsidiary of BELTRUST;

WHEREAS, ETCI intends to execute the acquisition of Elephant Talk Communication Holding AG by its wholly-owned subsidiary ET Europe Holding B.V.

WHEREAS, a Memorandum of Understanding for this purchase and sale was executed by ETCI and BELTRUST on January 17, 2005 (Exhibit 1); and an Addendum to this Memorandum on March 3, 2005 (Exhibit 1A);

WHEREAS, to reflect the expanded operation of Elephant Talk Communication Holding AG, ETCI has been willing to increase the purchase price

WHEREAS, the due diligence foreseen in the above mentioned memorandum did not bring forward any other circumstances that have changed the intention of ETCI and BELTRUST;

WHEREAS, all the other conditions of the memorandum and addendum to the memorandum also have been fulfilled;

Agree to the following:

1.   Purchase and Sale of Stock. ET Europe agrees to purchase from BELTRUST and BELTRUST agrees to sell to ET Europe, all of the 100,000 issued and outstanding shares of Elephant Talk Communication Holding AG, formerly known as Benoit Telecom Holding AG (“BENOIT”), registered under CH- 270.3.013.519-0 in Basel, Switzerland, in exchange for (A) a cash payment of US$ 6,643,080, payable by ET Europe as set forth below (the “Cash Payment”), and (B) forty million (40,000,000) newly issued and registered common shares of ETCI, listed on the National Association of Securities Dealers’ Over The Counter Bulletin Board (OTCBB) under the ticker symbol “ELTK,” to be issued by ETCI as set forth below (the “Stock Payment”).

(a)   The Cash Payment. The parties acknowledge that $6,043,080 (equivalent to approximately €4,625,000) has previously been paid by ET Europe to the escrow agent CC Financial Consult (the “earnest Deposit”). Upon signing of this Agreement , the Earnest Deposit will be released to BELTRUST, according to the conditions of the Escrow Agreement of Exhibit 3. The remaining $600,000.00 of the Cash Payment shall be paid to BELTRUST by ET Europe within [30] days after the execution of this Agreement by wire transfer to such account or accounts identified by BELTRUST to ET Europe.

(b)  The Stock Payment. ETCI shall issue 40,000,000 shares of its common stock (the “ETCI Shares”) to BELTRUST within [30] days after the execution of this Agreement.

2.  With the receipt of the Cash Payment from ET Europe, BETRUST waives all its rights on debt and interest owed to it by Benoit and the under 3(a) mentioned companies. In connection with such waiver, BELTRUST shall execute and deliver to ET Europe such other documents and instruments reasonably necessary and requested by ET Europe to effectuate such waiver.

3.  (a) BENOIT holds all the issued and outstanding shares of the entities listed below, with the exception of the entity under g) of which it holds 51% of the issued and outstanding shares. Assets, amongst others, owned by these entities are listed in the Exhibit 2:

a)  Elephant Talk Communication Europe GmbH, registered under CH 270.4.014.107-6, Basel, Swiss

b) Elephant Talk Communication Carrier Services GmbH, registered under CH 270.4.014.108-4, Basel, Swiss

c) Elephant Talk Communication Schweiz GmbH, registered under CH-270.4.014.109-2, Basel, Swiss

d) Elephant Talk Communications S.L.U, registered under 374458, Madrid, Spain

e) Elephant Talk Communication Austria GmbH, registered under 259601 Y, Voralberg, Austria

f) Cardnet Clearing Services B.V., registered under 10147108, Huizen, The Netherlands

g) Elephant Talk Premium Rate Services Netherlands B.V. registered under 32079863, Hilversum, The Netherlands

h) 3U Telecom S.R.L. registered under number 13296660155, Bolzano, Italy

The entities listed above under a) up to and including h) will be hereunder referred to as the “Corporations.”

(b) Cash Advances to Benoit. ETCI, in anticipation of the expected finalization of the purchase by ET Europe of BENOIT, has provided working capital to BENOIT as of May 31, 2005. The underlying “Funding Agreement and Promise of Repayment” dated February 15, 2005 (Exhibit 4), and the “Security Agreement with Material and Immaterial Assets as Collateral” dated February 15, 2005 (Exhibit 5), are signed by ETCI and BENOIT. According to the agreed conditions, BENOIT will be discharged of repayment of the provided funding upon the finalization of the purchase of all the shares of BENOIT by ET Europe.

4.  ET Europe and ETCI hereby represent that:

(a)	ET Europe has due corporate authority to enter into this Agreement and to perform the transaction contemplated herein.

(b)
ET Europe and ETCI have no liabilities or obligations to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement for which BELTRUST, BENOIT or Corporations could be obligated or liable.

(c) ET Europe and ETCI have made inquiries of BELTRUST, BENOIT and Corporations from independent professionals, legal and/or tax advisors as they considered necessary or appropriate for determining whether to purchase the shares of BENOIT. ET Europe and ETCI, as experienced telecommunications companies, are familiar with the business, affairs, risks and properties of these companies, and ET Europe and ETCI have made the necessary inquiries from its officers, directors and representatives.

(d) The execution, delivery and performance of this Agreement by ET Europe and the consummation by ET Europe of the transaction contemplated herein, does not and will not result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which ET Europe is subject, or by which any property or asset of ET Europe is bound or affected.

5.  In connection with this transaction, BELTRUST, BENOIT and Corporations hereby represent that:

a)	BELTRUST, BENOIT and Corporations are duly organized, validly existing and in good standing under the laws of their jurisdiction, and have the necessary authority to enter into this transaction.

b)
BELTRUST, BENOIT and Corporations have no liabilities or obligations to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement for which ET Europe and ETCI could become liable or obligated.

c)	BELTRUST, BENOIT and Corporations together control the assets as listed in Exhibit 2 and have only debts directly related to the normal course of business.

d)
The execution, delivery and performance of this Agreement by BELTRUST and the consummation by it of the transaction contemplated herein, does not and will not result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which BELTRUST is subject.

e)	After the closing of this transaction, BENOIT and Corporations will have no debts outstanding whatsoever, towards BELTRUST anymore.

f)	BELTRUST owns the issued shares of BENOIT (the “BENOIT Shares”) as indicated herein.

g)	The BENOIT Shares are fully paid-up and non-assessable.

h)	No agreement or option exists pursuant to which BENOIT is or may be obliged to issue further shares of its authorized capital.

i)	The BENOIT Shares are sold free and clear of all liens, encumbrances and charges.

j)	Any consent required for the transfer of the BENOIT Shares in accordance with ET Europe's direction is given.

k)	U.S. Securities Laws representations:

a.
No Registration. BELTRUST acknowledges and agrees that the ETCI Shares will be offered and sold to BELTRUST without such offer and sale being registered under the Securities Act, or under any state securities or "blue sky" laws of any state of the U.S., and will be issued to BELTRUST in an offshore transaction outside of the United States in accordance with a safe harbor from the registration requirements of the Securities Act provided by Regulation S. As such, BELTRUST further acknowledges and agrees that the ETCI Shares will, upon issuance, be “restricted securities” within the meaning of the Securities Act. BELTRUST understands that the ETCI Shares may not be offered or sold in the U.S. or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S, except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in each case in accordance with applicable state and federal securities laws. Neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the ETCI Shares. The statutory and regulatory basis for the exemption claimed for the offer of the ETCI Shares, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the Securities Act or any applicable state and federal securities laws

b.
Investor Not a U.S. Person. BELTRUST is not a U.S. Person (as defined in Regulation S under the Securities Act). BELTRUST is not acquiring the ETCI Shares for the account or benefit of, directly or indirectly, any U.S. Person.

c.
Purchase Entirely for Own Account. BELTRUST understands that ETCI is making this Agreement with BELTRUST in reliance upon BELTRUST's representation to ETCI, which by BELTRUST's execution of this Agreement BELTRUST hereby confirms, that BELTRUST is outside the United States when receiving and executing this Agreement and is acquiring the ETCI Shares as principal for BELTRUST's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof (other than a contemplated transfer to a non-US person), and that BELTRUST has no present intention of selling, granting any participation in, or otherwise distributing the same (other than a contemplated transfer to a non-US person). By executing this Agreement, BELTRUST further represents that BELTRUST does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the ETCI Shares (other than a contemplated transfer to a non-US person).

d.
No Underwriter. BELTRUST is not an underwriter of, or dealer in, the common shares of ETCI, nor is BELTRUST participating, pursuant to a contractual agreement or otherwise, in the distribution of the ETCI Shares.

e.
Investment Experience. BELTRUST acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the ETCI Shares and has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment.

f.
No Directed Selling Efforts. BELTRUST acknowledges that BELTRUST has not acquired the ETCI Shares as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the Securities Act) in the U.S. in respect of the ETCI Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the U.S. for the resale of the ETCI Shares; provided, however, that BELTRUST may sell or otherwise dispose of the ETCI Shares pursuant to registration of the ETCI Shares pursuant to the Securities Act and any applicable state and federal securities laws or under an exemption from such registration requirements and as otherwise provided herein.

g.
No General Solicitation. BELTRUST is not aware of any advertisement of any of the ETCI Shares and is not acquiring the ETCI Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

h.
Disclosure of Information. The decision to execute this Agreement and acquire the ETCI Shares hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of ETCI, and such decision is based entirely upon a review of information (the receipt of which is hereby acknowledged) which has been filed by ETCI with the Securities and Exchange Commission (the "SEC"). BELTRUST and BELTRUST's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from ETCI in connection with the distribution of the ETCI Shares hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about ETCI. BELTRUST acknowledges that it has had access to all the information it considers necessary or appropriate for deciding whether to purchase the ETCI Shares.

i.
U.S. Civil Remedies. BELTRUST is acquiring the ETCI Shares pursuant to an exemption from the registration and prospectus requirements of applicable securities legislation in all jurisdictions relevant to this subscription, and, as a consequence, BELTRUST will not be entitled to use most of the civil remedies available under applicable securities legislation and BELTRUST will not receive information that would otherwise be required to be provided to BELTRUST pursuant to applicable securities legislation.

j.	No Other Representations. No person has made to BELTRUST any written or oral representations:

i.	that any person will resell or repurchase any of the ETCI Shares;

ii.	that any person will refund the purchase price of any of the ETCI Shares;

iii.	as to the future price or value of any of the ETCI Shares; or

iv.
that any of the ETCI Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the ETCI Shares on any stock exchange or automated dealer quotation system.

v.
No Registration Rights. Except as provided in this Agreement, BELTRUST acknowledges that ETCI has not undertaken, and will have no obligation, to register any of the ETCI Shares under the Securities Act.

k.
Indemnification. BELTRUST will indemnify and hold harmless ETCI and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of BELTRUST contained herein or in any document furnished by BELTRUST to ETCI in connection herewith being untrue in any material respect or any breach or failure by BELTRUST to comply with any covenant or agreement made by BELTRUST to ETCI in connection therewith.

l.
OTC Bulletin Board. None of the ETCI Shares are listed on any stock exchange or automated dealer quotation system and no representation has been made to BELTRUST that any of the ETCI Shares will become listed on any stock exchange or automated dealer quotation system, except that currently market makers make a market for ETCI's common shares on the NASD's OTC Bulletin Board.

m.
Investor’s Advisors. BELTRUST has been advised to consult BELTRUST's own legal, tax and other advisors with respect to the merits and risks of an investment in the Units and with respect to applicable resale restrictions, and it is solely responsible (and ETCI is not in any way responsible) for compliance with:

i.	any applicable laws of the jurisdiction in which BELTRUST is resident in connection with the distribution of the Units hereunder, and

ii.	applicable resale restrictions.

n.
Legends. BELTRUST acknowledges and agrees that all certificates representing the ETCI Shares will be endorsed with the following legend, or such similar legend as deemed advisable by legal counsel for the Purchaser, to ensure compliance with Regulation S and to reflect the status of the ETCI Shares as restricted securities:

i.
“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

ii.	Any legend required by the laws of any State, including any legend required by the California Department of Corporations and Sections 417 and 418 of the California Corporations Code.

6.  ET Europe and BELTRUST agree to execute such additional documents and take whatever actions reasonably necessary to effectuate this transaction or otherwise carry out the intent and purpose of this Agreement, or subsequently transfer the shares to be issued. BELTRUST agrees to provide to ET Europe at ETCI expense, audited financial statements of BENOIT in accordance with USGAAP from the date of inception of BENOIT to the date of closing of the transaction.

7.  This Agreement sets forth the entire understanding between the parties and no other prior written or oral agreement shall be recognized or enforced.

8.	If any clause or provision of this Agreement is later determined to be invalid, illegal or unenforceable, the other clauses and provisions of this Agreement shall remain in full force and effect.

9.  Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law or in equity, and may be enforced concurrently herewith, and no waiver by the parties in the performance of any obligation by the other shall be construed as a waiver of the same or other default then, theretofore or thereafter occurring or existing. At any time prior to the issuance or exchange of the shares as contemplated herein, this Agreement may be amended by a writing signed by all parties hereto.

10.
This Agreement shall be governed by and construed in accordance with the internal law of Switzerland without regard to conflict-of-law principles and shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

11.	is Agreement may be executed in counterparts, each of which shall constitute an original and which together, shall constitute one and the same document.

12.	By signing this Agreement ET Europe declares to have the full authorization and consent of ETCI to do so.

13.	By signing this Agreement BELTRUST guarantees that all the statements made in this Agreement in the name of BENOIT and Corporations are accurate.

SIGNATURES

Elephant Talk Europe Holding B.V.

/s/: Mark Nije
                          By: Mark Nije
      Its: Director

Date:November 17, 2006

BELTRUST AG

/s/: Domenika Huesser
                           By: Domenika Huesser
                                                                                       Its: Managing Director

Date:November 17, 2006

                         Elephant Talk Communications, Inc.

/s/: Steven van der Velden
                       By: Steven van der Velden
                                   Its: Chief Executive Officer

                                 Date: November 17, 2006

ATTACHMENTS:

Exhibit	1	Memorandum of Understanding dated January 17, 2005

1A	Addendum to the Memorandum of Understanding dated March 3, 2005

2  List of Asset

3	Escrow Agreement dated March 3, 2005

4  Funding Agreement and Promise of Repayment dated February 15, 2005

5	Security Agreement with Material and Immaterial Assets as Collateral dated February 15, 2005

EXHIBIT - 1

MEMORANDUM OF UNDERSTANDING

The parties to this Agreement are Elephant Talk Communications, Inc. (“ETCI”), a California corporation, and BELTRUST AG (“BELTRUST”), registered under CH-270.3.013.076-3 in Basel, Switzerland.

When executed by BELTRUST and ETCI, this Memorandum of Understanding (MOU) ("Agreement") will set out ETCI and BELTRUST's understanding and agreement regarding this proposed transaction.

1.
ETCI desires to purchase from BELTRUST, and BELTRUST wishes to sell to ETCI, all outstanding shares of BENOIT TELECOM AG (“BENOIT TELECOM”), registered under CH- 270.3.013.519-0 in Basel, Switzerland in exchange for a cash payment of US$5,900,000 plus US$260,000 reflecting the expected funds to have been made available by BELTRUST to cover expenses above margin by BENOIT TELECOM and its subsidiaries for the period from January 1, 2005 until the Closing Date.

2.             After the completion of a due diligence, envisioned to be ready within 21 days, parties plan on executing a Stock Purchase Agreement not later than April 30, 2005 (“Closing Date”), depending on the Funding Condition.

3.	At the completion of this transaction, BENOIT TELECOM will consist of the following entities and together will have assets as listed in the Exhibit A:

   BENOIT TELECOM Europe GmbH

   BENOIT TELECOM Carrier Services GmbH

   BENOIT TELECOM Schweiz GmbH

   BENOIT TELECOM Espana SL

   BENOIT TELECOM Osterreich GmbH

ETCI has the desire to change name of BENOIT TELECOM and BELTRUST agrees that ETCI can change the name of BENOIT TELECOM after the signing of the MOU.

4.            The parties to this Agreement acknowledge the following:

(a)  That the execution of this transaction will depend on ETCI’s ability to raise such funding (“Funding Condition”),

5.             In connection with this transaction, ETCI hereby represents that:

(a)	It has due corporate authority to enter into this Agreement and to perform the transaction contemplated herein.

(b)
ETCI has no liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement for which BELTRUST could be obligated or liable.

(c)
ETCI has made inquiries of BELTRUST and BENOIT TELECOM from independent professionals, legal and/or tax advisors as it considers necessary or appropriate for determining whether to purchase the shares in BENOIT TELECOM. ETCI, as an experienced telecommunications company, is familiar with the business, affairs, risks and properties of BENOIT TELECOM, and ETCI has made inquiries of BENOIT TELECOM and its officers, directors and representatives.

(d)           The execution, delivery and performance of this Agreement by ETCI and the consummation by ETCI of the transaction contemplated herein does not and will not result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which ETCI is subject, or by which any property or asset of ETCI is bound or affected.

6.             In connection with this transaction, BELTRUST hereby represents that:

(a)	BELTRUST is duly organized, validly existing and in good standing under the laws of its jurisdiction, and has the necessary authority to enter into this transaction.

(b)
BELTRUST has no liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement for which ETCI could become liable or obligated.

(c)
BENOIT TELECOM and all subsidiaries are duly organized, validly existing and in good standing under the laws of their jurisdiction, and, to the extent necessary, have the authority to enter into this transaction.

(d)	BENOIT TELECOM and all subsidiaries together control the assets as listed in the annex and have only debts directly related to the normal course of business.

(e)
The execution, delivery and performance of this Agreement by BELTRUST and the consummation by it of the transaction contemplated herein, does not and will not result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which BELTRUST is subject.

7.  ETCI and BELTRUST agree to execute such additional documents and take whatever actions reasonably necessary to effectuate this transaction or otherwise carry out the intent and purpose of this Agreement, or subsequently transfer the shares to be issued.

8. This Agreement sets forth the entire understanding between the parties and no other prior written or oral agreement shall be recognized or enforced.

9. If any clause or provision of this Agreement is later determined to be invalid, illegal or unenforceable, the other clauses and provisions of this Agreement shall remain in full force and effect.

10. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law or in equity, and may be enforced concurrently herewith, and no waiver by the parties in the performance of any obligation by the other shall be construed as a waiver of the same or other default then, theretofore or thereafter occurring or existing. At any time prior to the issuance or exchange of the shares as contemplated herein, this Agreement may be amended by a writing signed by all parties hereto.

11.  This Agreement may be executed in counterparts, each of which shall constitute an original and which together, shall constitute one and the same document.

Elephant Talk Communications, Inc.

By: Russelle Choi
Its: Chief Executive Officer

Date: January 17, 2005

BELTRUST AG

By: Domenika Huesser
Its: Managing Director

Date: January 17, 2005

Exhibit A

Assets within the Benoit Telecom Holding Group of Companies

List of Telecom Licenses / Interconnections / Supplier contracts

Telecom License Netherlands Royal Telecom (OPTA)
Carrier (Pre)Select Code Neth: 1617 (OPTA)

Telecom License Austria
Carrier (Pre)Select Code Austria: 1009
Geographical numbers Austria (Vienna)
0800 /0900 numbers Austria
Interconnect Telekom Austria
Carrier contracts 1 (Telekabel, Mobilkom, Tele2, UTA Telekom, Telering)
Carrier contracts 2 (T-Mobile, Liwest, Etel, One GmbH, COLT)
Contract for 0800 / 0900
4 x E1 ASD – FFM
2 x E1 FFM – ZRCH
2 x E1 FFM – VIE
Co-location Vienna 25m2
Office Lease agreements with Immorent

Telecom License Switserland
Carrier (Pre)Select Code Switserland : 10747
0800/0900 numbers Switserland
Interconnect Swisscom
INA contract for use 0800/0900 numbers database

Telecom License tipo B Spain
Telecom License tipo C Spain
Carrier (Pre)Select Code Spain : 1033
0800 /0900 numbers Spain
Interconnect Telefonica
45 Mbit/s MAD – BCL 15 year I.R.U.
Co-Location Barcelona 10m2
Co-Location Madrid 10m2

List of Customers Benoit Telecom Holding AG

Retail
1617 [NL]
1033 [ESP]
1009 [AUS]
Phonehome [AUS]
10747 [CH]
Whitelable CPS
Royal Telecom [ESP]
Hosting C(P)S
None
Premium Rate
Phonetone [NL]
MediaMatch [ESP]
Phonetone [ESP]
Klikbonus [ESP]
Phonetone [AUS]
Declaro Global Limited [GER]
VasCon [GER]
Phonetone [GER]
MediaMatch [UK]
DialXS [UK]
VasCon [UK]
Phonetone [CH]
Freephone / 0800
RVS Networks [AUS]
RVS Networks [GER]
Wholesale
Phonetone [NL]
Phonetone [ESP]
Phonetone [AUS]
Phonetone [GER]
Phonetone [CH]

List of Equipment

Pcs	Description of Asset
1	Teles S50 (Barcelona)
7	Teles S8 cards (Redundancy)
1	Teles V8 Cards
Various equipm. Rack etc .. (BCL)
1	Teles S50 (Madrid)
7	Teles S8 cards (Redundancy)
1	Teles V8 Cards
Various equipm. Rack etc .. (MAD)
1	Mux (Barcelona)
2	Mux (Madrid)
Office furniture
Office PC's
1	Teles S50 (Vienna)
2	Teles S8 cards
1	Teles V8 Cards
Various equipm. Rack etc .. (VIE)
1	Teles S50 Zurich
2	Teles S8 cards (Redundancy)
2	Teles V8 Cards
++	Two stage dialling w. DTMF (ref switches)
Various equipm. Rack etc .. (ZRCH)
Servers VoIP (Spain)

Office Furniture various countries

Office PC's and accessories various countries

Total price of assets	US$ 5,900,000.00

EXHIBIT - 1A

ADDENDUM TO MEMORANDUM OF UNDERSTANDING

The parties to this agreement are Elephant Talk Communications, Inc. (“ETCI”), a California corporation, and Beltrust AG (“BELTRUST”), registered under CH-270.3.013.076-3 in Basel, Switzerland.

When executed by BELTRUST and ETCI, this agreement ("Agreement")will set out ETCI and BELTRUST's understanding and agreement regarding this proposed transaction.

Taking into consideration that:

•
Parties have entered into a Memorandum of Understanding dated 17 January 2005 (“MOU”) regarding the purchase of all outstanding shares in the Swiss based company Benoit Telecom Holding AG and its subsidiaries (“BENOIT”);

•	Parties wish to amend and add certain conditions to the proposed transaction for the sale and purchase of all the outstanding shares in BENOIT;
•	ETCI has requested an extension of the originally agreed upon due diligence closing date of 30 April 2005;
•	BELTRUST is willing under certain conditions to grant an extension of the due diligence period.

Agree to the following:

1.
BELTRUST grants ETCI an extension of the due diligence period up to a maximum of one (1) year, commencing as of date of this Agreement. BELTRUST thus also grants the extension for the planned execution of the Share Purchase Agreement as referred to in the MOU (“SPA”).

2.	BELTRUST provides exclusivity to ETCI for the purchase of the shares in BENOIT for a period equal to the due diligence period as stipulated under 1.
3.
ETCI will provide security for the purchase price as laid down in the MOU by paying the complete purchase price into a bank account at an escrow agent. In case parties do not enter into the SPA, the Purchase Price will be returned to ETCI by the escrow agent.

4.
For the continuation, built-up of the business and the telecom network during the extended due diligence period, ETCI will assume sole responsibility for providing working capital to BENOIT. In case parties do not enter into the SPA, the working capital provided will be returned by BENOIT to ETCI. As security for repayment of this working capital, BELTRUST will arrange that Benoit will provide its assets as security to ETCI. In case parties enter into the SPA, the security arrangement will automatically terminate, irrespective of how much working capital has been repaid by BENOIT to ETCI.

5.	Parties appoint CC Financial Consult AG, Oberageri, Switzerland as the escrow agent as discussed under 3.
6.	The purchase price will be paid into the escrow account no later than May 31, 2005.
7.
Parties agree that BENOIT will be changing their corporate names into Elephant Talk. In case parties do not enter into the SPA, these name changes will be reversed whereby the direct cost associated is to be borne by ETCI.

8.	This Agreement sets forth the entire understanding between the parties and no other prior written or oral agreement shall be recognized or enforced.
9.	If any clause or provision of this Agreement is later determined to be invalid, illegal or unenforceable, the other clauses and provisions of this Agreement shall remain in full force and effect.
10.
Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law or in equity, and may be enforced concurrently herewith, and no waiver by the parties in the performance of any obligation by the other shall be construed as a waiver of the same or other default then, theretofore or thereafter occurring or existing. At any time prior to the issuance or exchange of the shares as contemplated herein, this Agreement may be amended by a writing signed by all parties hereto.

11.	This Agreement may be executed in counterparts, each of which shall constitute an original and which together, shall constitute one and the same document.

Elephant Talk Communications, Inc.

/s/:Russelle Choi
By: Russelle Choi
Its: Chief Executive Officer

Date: March 3, 2005

BELTRUST AG

/s/: Domenika Huesser
By: Domenika Huesser
Its: Managing Director

Date: March 3, 2005

EXHIBIT - 2

List of Assets of BENOIT TELECOM HOLDING AG and its Subsidiaries

List of Telecom Licenses / Interconnections / Supplier contracts

Telecom License Netherlands Royal Telecom (OPTA)
Carrier (Pre)Select Code Neth: 1617 (OPTA)

Telecom License Austria
Carrier (Pre)Select Code Austria: 1009
Geographical numbers Austria (Vienna)
0800 /0900 numbers Austria
Interconnect Telekom Austria
Carrier contracts 1 (Telekabel, Mobilkom, Tele2, UTA Telekom, Telering)
Carrier contracts 2 (T-Mobile, Liwest, Etel, One GmbH, COLT)
Contract for 0800 / 0900
4 x E1 ASD – FFM
2 x E1 FFM – ZRCH
2 x E1 FFM – VIE
Co-location Vienna 25m2
Office Lease agreements with Immorent

Telecom License Switserland
Carrier (Pre)Select Code Switserland : 10747
0800/0900 numbers Switserland
Interconnect Swisscom
INA contract for use 0800/0900 numbers database

Telecom License tipo B Spain
Telecom License tipo C Spain
Carrier (Pre)Select Code Spain : 1033
0800 /0900 numbers Spain
Interconnect Telefonica
45 Mbit/s MAD – BCL 15 year I.R.U.
Co-Location Barcelona 10m2
Co-Location Madrid 10m2

List of Customers Benoit Telecom Holding AG

Retail
1617 [NL]
1033 [ESP]
1009 [AUS]
Phonehome [AUS]
10747 [CH]
Whitelable CPS
Royal Telecom [ESP]
Hosting C(P)S
None
Premium Rate
Phonetone [NL]
MediaMatch [ESP]
Phonetone [ESP]
Klikbonus [ESP]
Phonetone [AUS]
Declaro Global Limited [GER]
VasCon [GER]
Phonetone [GER]
MediaMatch [UK]
DialXS [UK]
VasCon [UK]
Phonetone [CH]
Freephone / 0800
RVS Networks [AUS]
RVS Networks [GER]
Wholesale
Phonetone [NL]
Phonetone [ESP]
Phonetone [AUS]
Phonetone [GER]
Phonetone [CH]

List of Equipment

Pcs	Description of Asset
1	Teles S50 (Barcelona)
7	Teles S8 cards (Redundancy)
1	Teles V8 Cards
Various equipm. Rack etc .. (BCL)
1	Teles S50 (Madrid)
7	Teles S8 cards (Redundancy)
1	Teles V8 Cards
Various equipm. Rack etc .. (MAD)
1	Mux (Barcelona)
2	Mux (Madrid)
Office furniture
Office PC's
1	Teles S50 (Vienna)
2	Teles S8 cards
1	Teles V8 Cards
Various equipm. Rack etc .. (VIE)
1	Teles S50 Zurich
2	Teles S8 cards (Redundancy)
2	Teles V8 Cards
++	Two stage dialling w. DTMF (ref switches)
Various equipm. Rack etc .. (ZRCH)
Servers VoIP (Spain)

Office Furniture various countries

Office PC's and accessories various countries

Total price of assets		US$6,043,080.00

EXHIBIT - 3

ESCROW AGREEMENT

AGREEMENT between Beltrust AG (Seller), CC Financial Consult AG (Escrow Agent), and Elephant Talk Communications Inc (Buyer). Seller and Buyer have at the time of execution of this agreement entered into:

a)	a Memorandum of Understanding dated 17 January 2005,
b)	a Funding Agreement and Promise of Repayment dated 15 February 2005
c)	a Security Agreement 15 February 2005
d)	an Addendum to Memorandum of Understanding dated 3 March 2005 (the Contract)

The closing will take place at such place and time Seller and Buyer jointly designate in writing. In accordance with the Contract, Buyer must place a deposit equal to approximately US$6,043,080. This amount will be considered an earnest deposit on this account, and will be held in escrow by Escrow Agent.

The earnest deposit referred to above will be paid by to Escrow Agent by Buyer. Escrow Agent will acknowledge receipt of the earnest deposit upon receipt in its bank account.

If the closing takes place under the Contract, Escrow Agent at the time of closing shall release the amount deposited with Agent to Seller or in accordance with Seller's written instructions. Escrow Agent shall make simultaneously transfer of the said property to the Buyer.

If no closing takes place under the Contract, Escrow Agent shall continue to hold the amount deposited until receipt of written authorization for its deposition signed by both Buyer and Seller. If there is any dispute as to whom Escrow Agent is to deliver the amount deposited, Escrow Agent shall hold the sum until the parties' rights are finally determined in an appropriate action or proceeding or until a court orders Escrow Agent to deposit the earnest deposit with it. If Escrow Agent does not receive a proper written authorization from Seller and Buyer, or if an action or proceeding to determine Seller's and Buyer's rights is not begun or diligently prosecuted, Escrow Agent is under no obligation to bring an action or proceeding in court to deposit the sum held, but may continue to hold the deposit.

Escrow Agent assumes no liability except that of a stakeholder. Escrow Agent's duties are limited to those specifically set out in this Agreement. Escrow Agent shall incur no liability to anyone except for willful misconduct or gross negligence so long as the Escrow Agent acts in good faith.

Governing Law; Assigns. This Agreement shall be governed by and construed in accordance with the internal law of the Switzerland without regard to conflict-of-law principles and shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Entire Agreement. Except as otherwise set forth in the Contract, this Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter of this Agreement and supersedes all prior agreements or understandings, written or oral, between the parties with respect to the subject matter hereof.

Waivers. No waiver by any party hereto of any condition or of any breach of any provision of this Agreement shall be effective unless in writing. No waiver by any party of any such condition or breach, in any one instance, shall be deemed to be further or continuing waiver of any such condition or breach or a waiver of any other condition or breach of any other provision contained herein.

Amendment. This Agreement may be amended only by the written agreement of Seller and Buyer.

Whereof the parties sign their names this 3rd day of March 2005.

Seller:
BELTRUST AG
/s/: Domenika Huesser
Its: Managing Director

Buyer:
Elephant Talk Communications, Inc.
/s/: Russelle Choi
Its: Chief Executive Officer

Escrow Agent:
CC Financial Consult AG
/s/: Rene Fusco
Its: Director

EXHIBIT - 4

FUNDING AGREEMENT AND PROMISE OF REPAYMENT

The parties to this agreement are Elephant Talk Communications, Inc. (“ETCI”), a California corporation, and Beltrust AG (“BELTRUST”), registered under CH-270.3.013.076-3 in Basel, Switzerland.

When executed by BELTRUST and ETCI, this agreement ("Agreement") will set out ETCI and BELTRUST's understanding and agreement regarding this proposed transaction.

Taking into consideration that:

Parties have entered into a Memorandum of Understanding dated 17 January 2005 (“MOU”) regarding the purchase of all outstanding shares in the Swiss based company Benoit Telecom Holding AG and its subsidiaries (“BENOIT”);

Agree to the following:

12.
For the continuation, built-up of the business and the telecom network, ETCI will assume responsibility for providing funding to BENOIT, and BENOIT hereby promises to re-pay the amount advance to ETCI. In case parties do not enter into the Securities Purchase Agreement (SPA), the funding provided will be repaid by BENOIT to ETCI. In the event the parties do enter into SPA, BENOIT’s obligation to re-pay the funds advanced will be discharged. As security for repayment of this funding, Beltrust will cause BENOIT to grant a security interest in its assets to ETCI.

13.
Parties agree that BENOIT will be change their corporate names into Elephant Talk. In case parties do not enter into the SPA, these name changes will be reversed whereby the direct cost associated is to be borne by ETCI.

14.	This Agreement sets forth the entire understanding between the parties and no other prior written or oral agreement shall be recognized or enforced.

15.	If any clause or provision of this Agreement is later determined to be invalid, illegal or unenforceable, the other clauses and provisions of this Agreement shall remain in full force and effect.

16.
Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law or in equity, and may be enforced concurrently herewith, and no waiver by the parties in the performance of any obligation by the other shall be construed as a waiver of the same or other default then, theretofore or thereafter occurring or existing. At any time prior to the issuance or exchange of the shares as contemplated herein, this Agreement may be amended by a writing signed by all parties hereto.

17.	This Agreement may be executed in counterparts, each of which shall constitute an original and which together, shall constitute one and the same document.

Elephant Talk Communications, Inc.

/s/: Russelle Choi
By: Russelle Choi
Its: Chief Executive Officer

Date: February 15, 2005

Beltrust AG

/s/: Domenika Huesser
By: Domenika Huesser
Its: Managing Director

Date: February 15, 2005

EXHIBIT - 5
SECURITY AGREEMENT WITH MATERIAL AND IMMATERIAL ASSETS AS COLLATERAL

This Security Agreement is made and effective 15 February 2005.

BETWEEN:  ELEPHANT TALK COMMUNICATIONS INC (the “Secured Party”) a corporation organized and existing under the laws of the California, with its head office located at Orange, USA.

AND:                          BENOIT TELECOM HOLDING AG (the “Borrower”) a corporation organized and existing under the laws of the SWITSERLAND, with its head office located at Basel, Switzerland.

BACKGROUND INFORMATION

A.
Secured Party and Borrower herewith give execution to the agreement made between Secured Party and Borrower’s owner Beltrust AG, in which it is stipulated that Borrower will provide security by means of collateral for funding to be received from Borrower.

B.	As of even date herewith, Secured Party will extend at various intervals loans to Borrower, up to a maximum amount of US$ 2,000,000.— (two million USD).

C.	Secured Party has required Borrower to give certain collateral for the indebtedness in the form of various assets listed in Exhibit “A” attached hereto (the “Collateral”).

D.
Borrower represents and warrants to the Secured Party that the Borrower is the sole and exclusive owner of the Collateral and has full and unrestricted right, title and interest in and to said Collateral.

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower agrees to grant Secured Party a security interest in and to said Collaterals as follows:

1.	GRANT OF SECURITY INTEREST

1.1	Grant of Security Interest
        Borrower hereby grants and conveys to the Secured Party, a first priority security interest as defined under Swiss Law, for the benefit of the Secured Party and the Secured
        Party’s successors and assigns, in and to the Borrower’s entire right, title and interest in and to the Collateral.

1.2 Obligations Secured
       The security granted hereunder shall be security for the prompt payment and performance of the Obligations. The Obligations shall include any and all debts, obligations and liabilities that the Borrower may have to the Secured Party, including but not limited to all obligations set forth in the Funding Agreement and Promise to Re-Pay, including but not limited to principal payment, interest, penalties and periodic payments.

2.	USE AND ENJOYMENT PRIOR TO DEFAULT

So long as Borrower does not commit an Event of Default or an Event of Default does not otherwise occur, Borrower shall maintain full use and enjoyment of the Collateral to use consistent with and subject to the terms of this Agreement.

3.	REMEDIES UPON DEFAULT

On occurrence of an Event of Default, Secured Party shall have the following remedies:

3.1
Secured party may, at any time after default, without notice to Borrower, declare all or any of the obligations immediately due and payable. Secured party will have, in addition to all other rights and remedies, the rights and remedies of a Secured Party under Swiss Law, including, without limitation, the right to sell, lease, or otherwise dispose of any or all of the Collateral.

3.2
After deducting all costs and expenses of every kind incurred in, or incidental to, the retaking, holding, advertising, preparing for sale, or the selling, leasing, or otherwise disposing of the Collateral, including, but not limited to, attorney's fees, legal expenses, and cost of any repair considered necessary by Secured Party, all of which costs and expenses Borrower agrees to pay, Secured Party may apply the net proceeds of any sale, license, lease, or other disposition of the collateral to payment of the obligation or obligations secured, whether due or not, in such order as Secured Party may elect. However, if Secured Party has transferred any of the obligations to another party, the net proceeds of any disposition of Collateral shall be applied first to payment of any notes constituting obligations in the order of their dates beginning with the note of earliest date (a note in extension or renewal being considered as if of the same date as the original note) and then to payment of any other obligations, whether due or not, in such order as Secured Party may elect. In applying net proceeds to payment of obligations, proper rebate for any unearned interest or discount will be made.

3.3
Whenever an attorney is employed to collect any obligation or to enforce any right of Secured Party against Borrower under this security agreement, whether by suit or other means, Borrower agrees to pay an attorney's fees.

4.	EVENTS OF DEFAULT

The following shall constitute Events of Default hereunder:

4.1	Any failure to make any payment as required under the stipulations as agreed between Secured Party and Borrowers’ owner Beltrust AG.

4.2	Any failure to perform any act required under the terms of this Agreement.

4.3	Lender determines that any of the representations and warranties made by the Borrower hereunder are untrue, inaccurate or misleading or have become untrue, inaccurate or misleading.

5.	BORROWER COVENANTS, REPRESENTATIONS AND WARRANTIES

Borrower warrants, represents and covenants with and to the Borrower the following:

5.1	The Borrower has full right, power and authority to execute and deliver this Security Agreement and to grant the security interest in the Collateral as provided herein.

5.2	The execution, delivery and performance of this Security Agreement has been duly authorized by all necessary corporate action.

5.3
This Security Agreement has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as may be limited by bankruptcy, reorganization, insolvency, moratorium, or other similar laws from time to time in effect affecting creditor's rights generally and by principles governing the availability of equitable remedies, and the grant of the security interest in the Collateral existing on the date hereof constitutes, and, as to subsequently acquired Collateral, will constitute, a valid and perfected first and prior security interest, superior to the rights of any other person, in and to the Collateral.

5.4
Borrower shall have the responsibility and obligation to defend and protect the Collaterals at its own cost and expense and that Secured Party shall have no responsibility regarding the same. In the event that the Borrower fails or refused to take any step required by Secured Party to defend and protect its Collateral, Secured Party may, but is not required to take such action on behalf of and in the name of the Borrower and any costs and expenses incurred by Secured Party shall be immediately due and payable upon notice thereof to Borrower and such amounts shall be and become further Obligations secured by this Security Agreement.

5.5
Borrower shall take any and all actions necessary to assure that the Collaterals remain in effect and are fully enforceable throughout the term of this Agreement. This shall include, but is not limited to assuring that such Collaterals are renewed on a timely basis.

5.6
Borrower shall not during the term of this Agreement, license any rights to use the Collaterals or any portion thereof without the advanced written consent of the Secured Party, which consent may be withheld in the discretion of the Secured Party.

6.	POWER OF ATTORNEY

The Borrower hereby constitutes and appoints the Secured Party its true and lawful attorney-in-fact for the purpose of carrying out the provisions of this Security Agreement and taking any action and executing any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest.

7.	NOTICES

Any notice or demand upon any party shall be in writing and shall be deemed to have been received when personally delivered or when mailed through the Postal Service, postage prepaid, return receipt requested, or when shipped by private express carrier, shipment charges prepaid, to the party to whom delivery shall be made at the following respective addresses:

If to the Borrower:   Benoit Telecom Holding AG
Gartenstrasse 105
CH-4502 Basel
Switzerland
Attention:                              Domenika Huesser
Managing Director

If to the Secured party:       Elephant Talk Communications Inc
8/F 145-159 Yeung Uk Road
Tsuen Wan, Hong Kong
Attention:                             Russelle Choi
Chief Executive Officer

8.	NO WAIVER

No delay on the part of the Secured Party in exercising any of its rights, remedies, powers and privileges hereunder or under applicable law or partial or single exercise thereof, shall constitute a waiver thereof. None of the terms and conditions of this Security Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Borrower and the Secured Party.

9.	INDEMNIFICATION

The rights, powers and remedies of the Secured Party herein provided are cumulative and not exclusive of any rights, powers or remedies which the Secured Party would otherwise have. The Borrower shall indemnify the Secured Party and save harmless the Secured Party from and against any liability, cost (including reasonable attorneys' fees) or damage which it may incur in connection with this Security Agreement and the security interest granted hereby, including, without limitation, any such liability, cost or damage it may incur in connection with the exercise, performance or preservation of any of its rights, powers and remedies set forth herein or otherwise available under law (except for any liability, cost or damage arising from the Secured Party's gross negligence or willful misconduct).

10.	BINDING AGREEMENT

This Security Agreement shall be binding upon the Borrower and its successors and assigns and shall inure to the benefit of the Secured Party and its successors and assigns, provided, however, the Borrower may not, without the prior written consent of the Secured Party, assign any of its rights or obligations hereunder to any person or entity. All agreements, representations and warranties made herein by the Borrower shall survive the execution and delivery of this Security Agreement. This Security Agreement is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon.

11.	GOVERNING LAW

This Security Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the laws of Switzerland.

AS AGREED,

BORROWER

Benoit Telecom Holding, AG

/s/: Domenika Huesser
Domenika Huesser
Its: Managing Director

SECURED PARTY

Elephant Talk Communications, Inc.

/s/: Russelle Choi
Russelle Choi
Its: Chief Executive Officer

Exhibit A

1. Assets within the Benoit Telecom Holding Group of Companies

List of Telecom Licenses / Interconnections / Supplier contracts

Telecom License Netherlands Royal Telecom (OPTA)
Carrier (Pre)Select Code Neth: 1617 (OPTA)

Telecom License Austria
Carrier (Pre)Select Code Austria: 1009
Geographical numbers Austria (Vienna)
0800 /0900 numbers Austria
Interconnect Telekom Austria
Carrier contracts 1 (Telekabel, Mobilkom, Tele2, UTA Telekom, Telering)
Carrier contracts 2 (T-Mobile, Liwest, Etel, One GmbH, COLT)
Contract for 0800 / 0900
4 x E1 ASD – FFM
2 x E1 FFM – ZRCH
2 x E1 FFM – VIE
Co-location Vienna 25m2
Office Lease agreements with Immorent

Telecom License Switzerland
Carrier (Pre)Select Code Switzerland : 10747
0800/0900 numbers Switzerland
Interconnect Swisscom
INA contract for use 0800/0900 numbers database

Telecom License tipo B Spain
Telecom License tipo C Spain
Carrier (Pre)Select Code Spain : 1033
0800 /0900 numbers Spain
Interconnect Telefonica
45 Mbit/s MAD – BCL 15 year I.R.U.
Co-Location Barcelona 10m2
Co-Location Madrid 10m2

List of Customers Benoit Telecom Holding AG

Retail
1617 [NL]
1033 [ESP]
1009 [AUS]
Phonehome [AUS]
10747 [CH]
Whitelable CPS
Royal Telecom [ESP]
Hosting C(P)S
None
Premium Rate
Phonetone [NL]
MediaMatch [ESP]
Phonetone [ESP]
Klikbonus [ESP]
Phonetone [AUS]
Declaro Global Limited [GER]
VasCon [GER]
Phonetone [GER]
MediaMatch [UK]
DialXS [UK]
VasCon [UK]
Phonetone [CH]
Freephone / 0800
RVS Networks [AUS]
RVS Networks [GER]
Wholesale
Phonetone [NL]
Phonetone [ESP]
Phonetone [AUS]
Phonetone [GER]
Phonetone [CH]

List of Equipment

Pcs	Description of Asset
1	Teles S50 (Barcelona)
7	Teles S8 cards (Redundancy)
1	Teles V8 Cards
Various equipm. Rack etc .. (BCL)
1	Teles S50 (Madrid)
7	Teles S8 cards (Redundancy)
1	Teles V8 Cards
Various equipm. Rack etc .. (MAD)
1	Mux (Barcelona)
2	Mux (Madrid)
Office furniture
Office PC's
1	Teles S50 (Vienna)
2	Teles S8 cards
1	Teles V8 Cards
Various equipm. Rack etc .. (VIE)
1	Teles S50 Zurich
2	Teles S8 cards (Redundancy)
2	Teles V8 Cards
++	Two stage dialling w. DTMF (ref switches)
Various equipm. Rack etc .. (ZRCH)
Servers VoIP (Spain)

Office Furniture various countries

Office PC's and accessories various countries
Other
Future development on the Telecommunications network, the Customer Relationship Management system, the Rating System, the Billing System
All other equipment not mentioned in this Exhibit, including but not limited to existing but also future purchases of equipment.